AGREEMENT OF PURCHASE AND SALE


                                     Between


                     UNITED TRUST FUND LIMITED PARTNERSHIP,

                                  as Purchaser,


                                       and


                                   SUMMIT BANK

                                    as Seller



                             Dated November 5, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
Section 1.  Agreement To Purchase................................................................................1

Section 2.  Purchase Price.......................................................................................1

Section 3.  Survey; Title; Environmental Audit...................................................................2

Section 4.  Inspection; Due Diligence............................................................................3

Section 5.  Closing..............................................................................................4

Section 6.  Conditions to Closing................................................................................4

Section 7.  Prorations...........................................................................................6

Section 8.  Risk of Casualty Loss................................................................................6

Section 9.  Representations of Seller............................................................................6

Section 10.  Representations of Purchaser........................................................................7

Section 11.  Notices.............................................................................................8

Section 12.  Assignment..........................................................................................9

Section 13.  Earnest Money; Remedies.............................................................................9

Section 14.  Brokerage Commission................................................................................9

Section 15.  Transaction Costs...................................................................................9

Section 16.  Miscellaneous......................................................................................10


EXHIBIT A--Legal Descriptions
EXHIBIT B--Purchase Price Allocations and Rents
EXHIBIT C--Lease
SCHEDULE I--Severable Property
SCHEDULE II--Requirements for Environmental Investigation Report
SCHEDULE III--Engineering Report Guidelines
SCHEDULE IV--Appraisal Requirements




                         AGREEMENT OF PURCHASE AND SALE


         THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement") is made and entered into as of the 5th day of November, 1999 by and between UNITED TRUST FUND LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), and Summit Bank, a New Jersey banking corporation ("Seller").

W I T N E S S E T H :

         For  and  in   consideration  of  the  mutual  covenants  and  promises
hereinafter set forth, the parties hereto do hereby mutually covenant and agree as follows:

         Section 1. Agreement To Purchase. The Purchaser agrees to purchase and the Seller agrees to sell, for the purchase price and subject to and upon each and every one of the terms and conditions hereinafter set forth, three parcels of property described below (each, a "Parcel") the following-described property (all of which are collectively referred to as the "Premises"):

                  (a) the land located at 250 Moore Street, Hackensack, New Jersey, more particularly described on Exhibit A-1 (the "250 Moore Parcel"), the land located at 214 Main Street, Hackensack, New Jersey more particularly described on Exhibit A-2 (the ("214 Main Parcel") and the land located at 210 Main Street and 210 Moore Street (the ("210 Parcel") (collectively, the "Land");

                  (b) all of the buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now in, on, over and under the Land, and all plumbing, gas, electrical, ventilating, lighting and other utility systems, ducts, hot water heaters, oil burners, domestic water systems, elevators, escalators, canopies, air conditioning systems and all other building systems and fixtures attached to or comprising a part of the building, but excluding Severable Property as set forth on Schedule I hereto (the "Improvements"); and

                  (c) all of the Seller's right, title and interest, if any, in and to all easements, rights-of-way, appurtenances and other rights and benefits thereunto belonging, and to all public or private streets, roads, avenues, alleys or passways, open or proposed, on or abutting the Land, and to any award made to or to be made in lieu thereof, and in and to any award for damage to the land or any part thereof by reason of a change of grade in any street, alley, road or avenue, as aforesaid (all of the foregoing being included within the term "Land").

Each Parcel is to be purchased by Purchaser in its "as is" condition, subject to the representations and warranties set forth in this Agreement.

         Section 2. Purchase Price. The purchase price to be paid to Seller for the Premises shall be $19,600,000 plus the Capitalized Costs (as defined in Section 15 hereof) (the "Purchase Price") and shall be allocated to each Parcel as set forth on Exhibit B and as may be reallocated based upon the Appraisals described in Section 3 hereof. At Closing (as defined in Section 5 hereof) each Parcel shall be leased to Seller pursuant to a Lease Agreement (as defined in Section 6
(a)(ii) hereof) and the annual rent thereunder shall be as set forth on Exhibit B and shall be proportionately increased to reflect the payment of the Capitalized Costs as part of the Purchase Price and shall be allocated among the Parcels based upon the allocation of the Purchase Price as described above. The Purchase Price shall be paid by Purchaser by bank wire of same day funds as follows:

                  (a) Fifty Thousand Dollars ($50,000) (the "Earnest Money") shall be paid within two business after the execution of this Agreement to the Title Company (as defined herein) and which will be placed in an interest-bearing account in an insured money market fund account for the benefit of Purchaser, to be dealt with as provided in Subsection 13(a) of this Agreement; and

                  (b) At Closing the balance of the Purchase Price shall be deposited with the Title Company and shall be paid to Seller.

         Section 3. Survey; Title; Environmental Audit. With reasonable promptness, with respect to each Parcel, Purchaser, with the cooperation of Seller, shall request from third party providers the following items which comply with the requirements set forth herein:

                  (a) a certified ALTA/ACSM Class A "as built" survey (the "Survey") of each Parcel, together with six (6) copies thereof, in form and substance reasonably satisfactory to Purchaser, showing such Parcel separately by metes and bounds and showing, without limitation, the location of all existing buildings and dimensions thereof and all set-back lines, all improvements and parking areas (including the number of parking spaces therein) and the location thereof and the extent of any and all existing utility and other easements on such Parcel which are shown on the title commitment or are visible from the surface;

                  (b) an owner's title insurance commitment (the "Commitment") with respect to each Parcel issued by Chicago Title Insurance Corporation (the "Title Company"), National Business Unit, 1129-20th
         Street NW, Suite 300, Washington, D.C. 20036, Attention: Selina I. Parelskin, for an ALTA Form B policy or its equivalent with extended coverage and such endorsements (including, but not limited to a zoning endorsement) as requested by Purchaser bearing a date subsequent to the date of this Agreement;

                  (c) a current complete Phase I environmental investigation report of each Parcel (the "Environmental Audit") conducted by an environmental inspection company acceptable to Purchaser and detailing and analyzing those aspects of such Parcel as set forth in the guidelines attached as Schedule II;

                  (d) a current engineering report on each Parcel (the "Engineering Report") prepared in accordance with the guidelines attached  hereto  as  Schedule  III in form  and  substance  reasonably satisfactory to Purchaser, prepared by an engineering company acceptable to Purchaser;

                  (e) a current appraisal in form and substance satisfactory to Purchaser (the "Appraisal"), prepared by an appraiser reasonably acceptable to Purchaser in accordance with the guidelines attached hereto as Schedule IV; and

                  (f) copies of any existing leases between Seller and tenants of any Parcel (the "Subleases").

         The materials referred to in Subsections 3(a), 3(b), 3(c), 3(d) and 3(e) are hereinafter referred to as the "Due Diligence Materials." The date upon which the last of the Due Diligence Materials are delivered to Purchaser is referred to herein as the "Delivery Date."

         If the Delivery Date is on or before November 15, 1999, Purchaser shall have until December 10, 1999 (the "Due Diligence Period") within which to object in writing to the substantive matters reflected in the Due Diligence Materials. Seller shall within 30 days thereafter (i) use all diligence and good faith to forthwith remove or cure any such substantive matters to which Purchaser has objected or (ii) enter into an agreement in form and substance acceptable to Purchaser to remove or cure such matters prior to Closing and proceed to Closing. With respect to any Parcel, Seller shall not be obligated to expend in excess of $50,000 to remove or cure such matters, except for monetary liens such as mortgages, mechanics' liens, judgements and other similar encumbrances. If Seller shall fail to remove or cure, or agree to remove or cure, such substantive matters to which Purchaser has objected within such 30-day period or if in the judgment of Seller such matters cannot be cured then Purchaser may terminate this Agreement with respect to any or all Parcels or close on such Parcel without any reduction in the Purchase Price for such Parcel. In the event of such termination with respect to all Parcels the Earnest Money shall be returned to Purchaser and neither party shall have any further obligation under this Agreement except as specifically set forth herein.

         Prior to the Delivery Date, Seller shall have delivered with respect to each Parcel, a certificate of occupancy, if the local zoning ordinance requires issuance of a new certificate of occupancy as a condition of transfer.

         Section 4. Inspection; Due Diligence. During the term of this Agreement, Purchaser or its agents shall be permitted access to the Premises during normal business hours upon reasonable notice so long as Purchaser shall not interfere with the operations of Seller and shall comply with the security requirements of Seller. Purchaser shall have until the expiration of the Due Diligence Period to perform whatever investigations, tests and inspections Purchaser deems reasonably appropriate. Seller shall cooperate with Purchaser's due diligence review and shall make available to Purchaser, upon reasonable notice and during business hours, all books and records concerning the operation and maintenance of the Premises. Seller shall also make available to Purchaser
(i) all public information concerning Seller's general business affairs and (ii) financial information for Seller's parent holding company Summit Bancorp which would comply with Securities and Exchange Commission requirements for reporting by a public company for the most recent annual and quarterly fiscal periods and the most recent "call report" filed by Seller with the Federal Reserve Bank of New York. Prior to the expiration of the Due Diligence Period, Purchaser shall have the right to terminate this Agreement with respect to any or all of the Parcels if Purchaser's due diligence reveals any matters which would make any Parcel or the transaction contemplated by this Agreement unacceptable to Purchaser in Purchaser's sole discretion. Purchaser agrees to indemnify against and hold Seller harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred), damages or injuries arising out of or resulting from the inspection of the

Premises by Purchaser or its agents, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement.

         Section 5. Closing. Subject to the provisions of Section 6 of this Agreement the closing of the purchase and sale transaction contemplated by this Agreement (the "Closing") shall occur not later than 15 days after the expiration of the Due Diligence Period (the "Closing Date"). The Closing shall occur on the Closing Date at 10:00 a.m. in the offices of the Title Company unless another place of Closing is mutually agreed to by Seller and Purchaser.

         At the Closing, and as a condition of Purchaser's obligation to close, Seller is to convey title to each Parcel to Purchaser by a bargain and sale deed with covenant against grantor's acts sufficient to permit the issuance of the owner's policy of title insurance referred to in subsection 6(a)(iii) of this Agreement, free and clear of any and all liens, encumbrances, covenants, conditions and restrictions, except for such exceptions as are set forth on Schedule B, Section 2 of each Commitment and are not objected to by Purchaser (the "Permitted Exceptions"). Any monetary judgements of record against Seller may be insured over by the Title Company and removed as exceptions to the title policies for any Parcel. To the extent any title defect with respect to any Parcel arises after the date of the Commitment and prior to the Closing, except with respect to defects arising out of Purchaser's action on such Parcel, Seller shall be obligated to cure such defect to the same extent as if it appeared during the Due Diligence Period and if it is not cured or waived by Purchaser, Purchaser may terminate this Agreement without further liability of one to the other.

         Section 6. Conditions to Closing. (a) Purchaser shall not be obligated to close the purchase and sale transaction contemplated by this Agreement until all of the following conditions have been waived by Purchaser or satisfied:

                  (i)  Purchaser  shall have  received all items  referred to in
         Section 3 of this Agreement;

                  (ii) With respect to each Parcel acquired by Purchaser, Seller shall have executed and delivered to Purchaser (A) a total of five original counterparts executed by Seller, as lessee, of a lease agreement with Purchaser, as lessor, with respect to such Parcel in form attached as Exhibit C to this Agreement with modifications as may be required by applicable state law and to conform to the particular facts of such Parcel; provided, however, the rent during the Primary Term and Extended Terms, if any, shall be as indicated on the Rent Schedule attached as Exhibit B to this Agreement as allocated pursuant to this Agreement, together with (B) a memorandum thereof in recordable form (a "Lease Agreement"). To the extent that Purchaser finances a portion of the Purchaser Price and places a mortgage on any Parcel, such mortgage will either be subordinate to the Lease Agreement or the holder of such mortgage shall have entered into a subordination and nondisturbance agreement reasonably acceptable to Seller;

                  (iii) The Title Company shall have issued to Purchaser an ALTA 1992 Form B owner's fee policy of title insurance or its equivalent for each Parcel, insuring title to such Parcel to be in the name of
         Purchaser  as  set  forth  herein,  and a  simultaneously  issued  ALTA lender's policy of title insurance to Purchaser's financial institution, if one is used, in an amount equal to the Purchase Price with respect to the owner's policy and in an amount not in excess of the Purchase Price with respect to the lender's policy and containing only Permitted Exceptions and otherwise consistent with the title insurance commitment referred to in Subsection 3(b) of this Agreement or, in the alternative, an irrevocable commitment for the issuance thereof showing that all requirements have been satisfied.

                  (iv) Seller shall have delivered to Purchaser certificates in form and substance satisfactory to Purchaser evidencing the insurance coverage and policies to be carried by Seller, as lessee, under the terms of each Lease Agreement naming Purchaser or Purchaser's nominee or assigns (if any) as additional insured to the extent required by the Lease Agreement;

                  (v) Seller shall have delivered to Purchaser a certified copy of the resolutions of the Board of Directors of Seller authorizing the sale of the Premises and authorizing the execution, delivery and performance of each Lease Agreement;

                  (vi) Seller shall have caused to be delivered to Purchaser and Purchaser's financial institution with respect to this transaction, if any, an opinion by Seller's counsel, to the effect that each Lease Agreement constitutes the legal, valid and binding obligation of Seller, as lessee thereunder enforceable against Seller, as lessee, in accordance with its terms, subject to qualifications for bankruptcy or insolvency and principles of equity, and to such other effects as Purchaser may reasonably require;

                  (vii) There shall have been no material adverse change in the financial condition of Seller from the date hereof;

                  (viii) Seller shall have delivered to Purchaser a "nonforeign" certificate pursuant to Treas. Reg. ss. 1.14452T(b)(2), in form and substance satisfactory to Purchaser, or such other evidence that Seller is not a "foreign person" within the meaning of Internal Revenue Code
         Section 1445 as Purchaser may reasonably require;

                  (ix) With respect to each Parcel, Seller shall have obtained, at its sole cost and expense, a Letter of Non-Applicability" or a "No Further Action Letter" pursuant to the terms of the Industrial Site Recovery Act (N.J.S.A. 13:1K-6 et seq.);

                  (x) All representations, warranties and covenants of Seller set forth herein shall have been true and correct in all material respects when made and Seller shall deliver to Purchaser at Closing a certificate stating that all such representations, warranties and covenants remain true and correct in all material respects at and as of the Closing; and

                  (xi) Seller shall have delivered to Purchaser such further documents as reasonably may be required in order to fully and legally close this transaction.

         (b) Seller shall not be obligated to close until all of the following conditions have been waived by Seller or satisfied:

                  (i) Purchaser, as lessor, shall have caused to be executed and delivered to Seller a total of five original counterparts of each Lease Agreement;

                  (ii) Purchaser shall have delivered to Seller a certified copy of the resolutions of the Board of Directors of the general partner of Purchaser authorizing the purchase of the Premises and the execution, delivery and performance of each Lease Agreement;

                  (iii) All representations, warranties and covenants of Purchaser set forth herein shall have been true and correct in all material respects when made and Purchaser shall deliver to Seller at Closing a certificate stating all such representations, warranties and covenants remain true and correct in all material respects at and as of the Closing; and

                  (iv) Purchaser shall have delivered to Seller such further documents as may reasonably be required in order to fully and legally close this transaction.

         Section 7. Prorations. In view of the continuing relationship between lessee and lessor under each Lease Agreement, and the obligations of lessee, under the terms and conditions of each Lease Agreement, there shall be no proration of insurance, taxes, special assessments, utilities or any other costs; it being the intention of Purchaser and Seller that all such costs shall be the obligation of Seller prior to Closing and the obligation of Seller, as lessee from and after Closing.

         Section 8. Risk of Casualty Loss. From the date hereof until Closing, Seller shall continue to maintain each Parcel and all other improvements in good condition and repair, and promptly notify Purchaser of the occurrence of any event known to it which materially affects the value or utility of any Parcel. Notwithstanding anything herein to the contrary, from and after the date hereof to the Closing, Seller is considered the owner of each Parcel for all purposes and shall be entitled to receive all insurance proceeds and/or condemnation awards that may become payable with respect thereto. Any and all risks associated with ownership of any Parcel shall be borne by Seller from the date hereof until Closing. If any Parcel is substantially damaged or condemned as to a material part prior to the Closing Date and is not substantially repaired or restored on or before the Closing Date, Purchaser may, with respect to such Parcel, at its election, (i) terminate and cancel this Agreement in which event Seller and Purchaser shall be relieved and discharged of any further liability or obligation under this Agreement with respect to such Parcel, except as otherwise expressly set forth herein, or (ii) proceed to Closing on such Parcel in which event the occurrence shall be dealt with under the terms of the applicable Lease Agreement as if it had occurred after the commencement date of each Lease Agreement.

         Section 9. Representations of Seller. Seller represents and warrants to and covenants with Purchaser as follows:

                  (a) Organization and Standing, Etc. Seller is a banking corporation duly organized, validly existing and in good standing under the laws of New Jersey and has all requisite corporate power and authority to own and operate the Premises, to enter into this Agreement and each Lease Agreement and to carry out the transactions contemplated hereby and thereby;

                  (b) Litigation. There are no actions or proceedings pending with respect to the Premises and no actions or proceedings pending against Seller, which in any way materially adversely affects the Premises, Seller or Seller's ability to perform under any Lease Agreement or this Agreement;

                  (c) Condemnation and Compliance With Laws. Seller has received no notice from any governmental authority of any proposed condemnation of any portion of the Premises. Seller has not received any notice that the Premises or the use thereof is not presently and at the Closing Date will not be in material violation of or in material noncompliance with applicable codes, ordinances, regulations or laws (including, but not limited to, those relating to environmental matters); and

                  (d) Satisfy Conditions. Seller agrees to use its reasonable efforts to satisfy all conditions set forth in Subsection 6(a) of this Agreement on or prior to the Closing Date.

All such representations and warranties shall be true and correct as of the Closing Date and shall not survive the Closing Date

         Section 10. Representations of Purchaser. Purchaser represents and warrants to and covenants with Seller as follows:

                  (a) Organization and Standing, Etc. Purchaser is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to acquire the Premises, to enter into this Agreement and each Lease Agreement and to carry out the transactions contemplated hereby and thereby.

                  (b) Litigation. There are no actions, proceedings or investigations pending involving Purchaser which question the validity of this Agreement or adversely affect Purchaser's ability to consummate the transactions contemplated by this Agreement or each Lease Agreement;

                  (c) Compliance With Other Instruments. The execution, delivery and performance by Purchaser of this Agreement will not violate, or constitute a default under, any provision of Purchaser's partnership agreement or of any agreement or other instruments to which Purchaser is a party or by which Purchaser or any of its property is bound; and

                  (d) Satisfy Conditions. Purchaser agrees to use its reasonable efforts to satisfy all conditions set forth in Subsection 6(b) of this Agreement on or prior to the Closing Date.

All such representations and warranties shall be true and correct as of the Closing Date and shall not survive the Closing Date

         Section 11. Notices. All notices given or delivered under this Agreement shall be in writing and shall be validly given when hand-delivered or sent by a courier or express service guaranteeing overnight delivery or by telecopy, with original being sent promptly as otherwise provided above, addressed as follows:

                  If intended for Purchaser:

                  c/o United Trust Fund, Inc.
                  Suite 1300
                  701 Brickell Avenue
                  Miami, FL  33131
                  Attention:  Sidney Domb, President
                  Telecopy:  (305) 358-4002

                  With a copy to:

                  Kutak Rock
                  The Omaha Building
                  1650 Farnam Street
                  Omaha, NE  68102
                  Attention:  Walter L. Griffiths, Esq.
                  Telecopy:  (402) 346-1148

                  If intended for Seller:

                  Summit Bank
                  301 Carnegie Center
                  Princeton, NJ  08543-3200
                  Attention:  Director of Real Estate
                  Telecopy:  (609) 987-3107

                  With a copy to:

                  Summit Bank
                  301 Carnegie Center-Second Floor
                  Princeton, NJ  08543-3200
                  Attention:  General Counsel
                  Telecopy:  (609) 987-3107

                  And a copy to:

                  Drinker Biddle & Shanley LLP
                  500 Campus Drive
                  Florham Park, NJ  07932-1047
                  Attention: Gerald W.  Hull, Jr., Esq.
                  Telecopy:  (973) 360-9831



or such other person or address which Seller or Purchaser shall have given upon notice as herein provided. Notices given by any means described herein shall be deemed delivered on the day after such notices are sent.

         Section 12. Assignment. Except as otherwise set forth in the immediately succeeding sentence, the rights and obligations of Purchaser arising under this Agreement may not be assigned without the prior written consent of Seller, which consent will not be unreasonably withheld or delayed. The rights and obligations of Purchaser under this Agreement may be assigned to one or more entities owned or controlled by Purchaser or General Electric Capital Business Asset Funding Corporation formed for the sole purpose of entering into the transaction contemplated by this Agreement, without the prior written consent of Seller. In any assignment which may be made by Purchaser of its rights and obligations under this Agreement, Purchaser shall remain primarily liable under this Agreement. Seller may not assign its rights under this Agreement.

         Section 13. Earnest Money; Remedies. (a) The Earnest Money shall be dealt with as provided in this Subsection 13(a).

                  (i) Subject to the provisions of Subsection 13(a)(ii) of this Agreement, if the Closing of the purchase and sale transaction contemplated by this Agreement shall fail to occur pursuant to the terms hereof for any reason, Title Company shall immediately return the Earnest Money, together with accrued interest thereon, to Purchaser;

                  (ii) If Purchaser shall be obligated by the provisions of this Agreement to Close the purchase and sale transaction contemplated by this Agreement and shall fail to Close, Seller's sole remedy against Purchaser shall be to receive the Earnest Money from Title Company, together with accrued interest thereon, as liquidated damages. Purchaser and Seller acknowledge that actual damages suffered by Seller in such event will be difficult or impossible to measure and that the amount of the Earnest Money, together with interest thereon, represents a good-faith estimate thereof; and

                  (iii) At Closing, the Earnest Money, together with accrued interest thereon, shall be paid to Seller as part of the Purchase Price.

         (b) If Seller shall be obligated by the provisions of this Agreement to Close the purchase and sale transaction contemplated by this Agreement and shall fail to Close, in addition to a return of the Earnest Money, together with accrued interest thereon, Purchaser shall have the remedy of specific performance as its sole and exclusive remedy hereunder.

         Section 14. Brokerage Commission. Each of the parties represents and warrants to the other that neither party dealt with, negotiated through or communicated with any broker in connection with this transaction. Each party shall indemnify, defend and hold harmless the other party from and against any and all claims, loss, costs and expenses, including reasonable counsel fees, resulting from any claims that may be made against such party by any broker claiming a commission by, through or under the other party.

         Section 15. Transaction Costs. The costs of this transaction shall be paid at or prior to Closing by Seller whether or not the transaction closes and shall include the Appraisal, the Engineering Report, the Environmental Audit, the Survey, all title insurance and title updates, property transfer taxes and all other similar costs and reasonable fees and expenses of Purchaser's counsel and may be included in the Purchase Price as Capitalized Costs. The transaction costs


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

described in this Section 15, if paid by Purchaser on behalf of Seller and included in the Purchase Price shall be referred to as "Capitalized Costs". Seller shall not be obligated to pay the fees and expenses of Purchaser's counsel in the event Closing does not occur as a result of Purchaser's default.

         Section 16. Miscellaneous. (a) The provisions of this Agreement shall not be amended, waived or modified except by an instrument, in writing, signed by the parties hereto to be charged.

         (b) In construing this Agreement, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include every other and all genders.

         (c) All sections and descriptive headings of this Agreement are inserted for convenience only and shall not affect the construction or interpretation hereof.

         (d) This Agreement may be executed in any number of counterparts,  each
of  which,  when  executed  and  delivered,   shall  be  an  original,  but  all
counterparts shall together constitute one and the same instrument.

         (e) This Agreement and the exhibits hereto constitute the entire understanding between the parties with respect to the Premises.

         (f) The waiver of any party of any breach or default by any other party under any of the terms of this Agreement shall not be deemed to be, nor shall the same constitute, a waiver of any subsequent breach or default on the part of any other party.

         (g) This Agreement shall be used as instructions to the Title Company, as escrow agent, if one is appointed, which may attach hereto its standard conditions of acceptance of escrow; provided, however, that in the event of any inconsistency between such standard conditions of acceptance and the terms of this Agreement, the terms of this Agreement shall prevail. If requested by the Title Company, Purchaser and Seller shall enter into an escrow agreement on the Title Company's standard form so long as the provisions of such form are not inconsistent with this Agreement.

         (h) This Agreement shall be construed and enforced pursuant to the laws of the State of New Jersey.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                       UNITED TRUST FUND LIMITED
                                       PARTNERSHIP

                                       By United Trust Fund, Inc., its General
                                          Partner


                                       By /s/ Fred M. Berliner
                                       Printed Name: Fred M. Berliner
                                       Title: Senior Vice President


                                       SUMMIT BANK

                                       By /s/ Marion B. Brady
                                       Printed Name: Marion B. Brady
                                       Title: Senior Vice President












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